EXHIBIT 99.5

LANDMARK SCIENTIFIC, INC.

Financial Statements

December 31, 2002 and 2001

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Directors and Stockholders
Landmark Scientific, Inc.:

We have audited the accompanying balance sheets of Landmark Scientific, Inc. as of December 31, 2002 and 2001, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Landmark Scientific, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 1(f) to the financial statements, the Company changed its method of accounting for goodwill in 2002.

/s/KPMG LLP
Roanoke, Virginia
March 28, 2003

LANDMARK SCIENTIFIC, INC.

Balance Sheets

December 31, 2002 and 2001

	2002	2001
Assets
Current Assets:

Cash
	$61,432	$376,445
Trade accounts receivable, less allowance for doubtful accounts of $0 at December 31, 2002 and $50,798 at December 31, 2001
	65,842	204,427
Receivables from affiliated companies
	300,000	95,752
Note receivable from affiliated company
	361,097	-
Inventories
	447,905	372,275
Income taxes refundable
	11,883	70,923
Other current assets
	52,725	46
Total current assets
	1,300,884	1,119,868

Property and equipment:

Machinery and equipment
	32,268	271,225
Furniture, fixtures and office equipment
	3,052	3,052
	35,320	274,277
Less: accumulated depreciation
	31,194	145,696
Net property and equipment
	4,126	128,581

Intangible assets, net
	37,500	151,409
Total assets	$1,342,510	$1,399,858

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Balance Sheets

December 31, 2002 and 2001

	2002	2001
Liabilities and Stockholders’ Equity
Current Liabilities:

Current portion of long-term debt
	$ -	$ 4,846
Trade accounts payable
	204,649	194,018
Payables to affiliated companies
	64,420	-
Accrued expenses
	13,518	54,930
Total current liabilities
	282,587	253,794

Stockholders’ equity:    Common stock, no par value.    Authorized 50,000 shares;    Issued and outstanding 10,000 shares
	3,004,068	3,004,068
Accumulated deficit
	(1,944,145)	(1,858,004)
Total stockholders’ equity
	1,059,923	1,146,064

Commitments and contingencies

Total liabilities and stockholders’ equity
	$1,342,510	$1,399,858

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Statements of Operations

Years ended December 31, 2002 and 2001

2002	2001
Net sales
$ 1,946,161	$3,256,929
Cost of goods sold
1,265,329	2,080,488
Gross profit
680,832	1,176,441

Selling, general and administrative expenses
521,884	986,988
Merger related expenses
125,746	-
Income from operations
33,202	189,453

Other income (expense)
802	(20,662)
Income before income taxes and cumulative effect of a change in accounting principle
34,004	168,791
Income tax expense
-	-
Income before cumulative effect of a change in accounting principle
34,004	168,791
Cumulative effect of a change in accounting principle
(38,909)	-

Net income (loss)
$ (4,905)	$168,791

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Statements of Stockholders’ Equity

Years ended December 31, 2002 and 2001

Common Stock	Accumulated Deficit	Total Stockholders’ Equity
Balances at December 31, 2000
$3,004,068	$ (2,026,795)	$977,273
Net income
-	168,791	168,791
Balances at December 31, 2001
3,004,068	(1,858,004)	1,146,064
Excess of book value over sales price of net assets sold to affiliated company
-	(81,236)	(81,236)
Net loss
-	(4,905)	(4,905)
Balances at December 31, 2002
$3,004,068	$(1,944,145)	$1,059,923

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Statements of Cash Flows

Years ended December 31, 2002 and 2001

	2002	2001
Cash flows from operating activities:
Net income (loss)	$ (4,905)	$168,791
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation
	38,521	52,259
Amortization of intangible assets
	75,000	152,820
(Gain) loss on sale/disposal of property and equipment	(802)	20,662
Cumulative effect of a change in accounting principle
	38,909	-
(Increase) decrease in:

  Trade accounts receivable
	(583,191)	106,487
  Receivables from affiliated companies
	(204,248)	(95,752)
  Inventories
	(180,911)	316,121
  Income taxes refundable
	59,040	(55,043)
  Other current assets
	(52,679)	73,664
Increase (decrease) in:

  Trade accounts payable
	476,591	(291,254)
  Payables to affiliated companies
	64,420	-
  Accrued expenses
	(41,412)	(3,374)
Net cash provided by (used in) operating activities
	(315,667)	445,381
Cash flows from investing activities:
Acquisition of property and equipment
	-	(12,162)
Proceeds from sale of property and equipment
	5,500	-
Net cash provided by (used in) investing activities
	5,500	(12,162)
Cash flows from financing activities:

Principal payments on long-term debt
	(4,846)	(156,974)
Net cash used in financing activities
	(4,846)	(156,974)
Net (decrease) increase in cash
	(315,013)	276,245

Cash at beginning of year	376,445	100,200
Cash at end of year	$61,432	376,445
Supplemental disclosures of cash flows information:
Cash (received) paid for: income taxes	$(59,040)	$55,043

Noncash transactions:
Effective September 1, 2002, the Company sold trade accounts receivable of $721,776, inventory of $105,281, and property and equipment with a net book value of $81,236 to an affiliated company in exchange for the assumption of accounts payable of $465,960 and the issuance of a note receivable for $361,097. The difference between the book value of the net assets sold and the consideration received from the affiliated company was recorded as a charge to accumulated deficit of $81,236.

See accompanying notes to financial statements.

LANDMARK SCIENTIFIC, INC.

Notes to Financial Statements

December 31, 2002 and 2001

(1) Summary of Significant Accounting Policies

(a) Description of Business

Landmark Scientific, Inc. (the Company) provides diagnostic equipment to medical laboratories. In addition, prior to September 1, 2002, it provided consumable and disposable products to these laboratories, which included items such as equipment parts, reagents, and diagnostic kits. Prior to September 1, 2002, the majority of the Company’s sales were to customers located in the Southeastern United States. Since that date, the Company’s sales are primarily to China. Export sales amounted to approximately $707,000 and $1,005,000 for the years ended December 31, 2002 and 2001, respectively.

(b) Inventories

Inventories consist primarily of laboratory equipment and are stated at the lower of average cost or market. The Company maintains no raw materials or work-in-process inventories.

(c) Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company does not have any off-balance-sheet credit exposure related to its customers.

(d) Property and Equipment

Property and equipment are stated at cost. Depreciation on property and equipment is calculated for financial reporting purposes on the straight-line method over the estimated useful lives of the assets which range from two to five years.

(e) Intangible Assets

Intangible assets consist of goodwill and a noncompete agreement. The noncompete agreement is amortized using the straight-line method over six years.

Goodwill represents the excess of costs over fair value of assets of businesses acquired. The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets, as of January 1, 2002. Under SFAS No. 142, goodwill is no longer amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142.

Prior to the adoption of SFAS No. 142, goodwill was amortized on a straight-line basis over the expected period to be benefited, 5 years, and assessed for recoverability by determining whether the amortization of the goodwill balance over its remaining life could be recovered through undiscounted future operating cash flows of the acquired operation. The amount of goodwill impairment, if any, was measured based on projected discounted future operating cash flows using a discount rate reflecting the Company’s average cost of funds.

(f) Impairment or Disposal of Long-Lived Assets

The Company accounts for the impairment of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 provides a single accounting model for long-lived assets to be disposed of. SFAS No. 144 also changes the criteria for classifying an asset as held for sale; and broadens the scope of businesses to be disposed of that qualify for reporting as discontinued operations and changes the timing of recognizing losses on such operations. The Company adopted SFAS No. 144 on January 1, 2002. The adoption of SFAS No. 144 did not affect the Company’s financial statements.

In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and no longer depreciated.

Prior to the adoption of SFAS No. 144, the Company accounted for long-lived assets in accordance with SFAS No. 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of.

(g) Revenue Recognition

Sales are recognized on the accrual basis at the time equipment, reagents, and parts are shipped to the customer, based on shipping terms.

(h) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(i) Product Warranty Costs

The Company generally warrants its products against certain manufacturing and other defects. These products warranties are provided for specific periods of time and/or usage of the product depending on the nature of the product, the geographic location of its sale and other factors. As of December 31, 2002 and 2001, the Company has accrued $18,154 and $35,768, respectively, for estimated product warranty claims. The accrued product warranty costs are based primarily on historical experience of actual warranty claims as well as current information on repair costs.

The following table provides the changes in the Company’s product warranties:

(j) Use of Estimates

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reporting of revenues and expenses during the reporting period to prepare the financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(k) Impact of Recently Issued Accounting Standards

In November 2002, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others, which elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year end. The Company is currently evaluating the impact of FIN No. 45 on its financial position, results of operations and liquidity.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of ARB No. 51. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The Company is currently evaluating the impact of FIN No. 46 on its financial position, results of operations and liquidity.

As of December 31, 2002, there are no other new accounting standards issued, but not yet adopted by the Company, which are expected to be applicable to its financial position, operating results or financial statement disclosures.

(2) Leases

The Company leases office and warehouse space under a noncancellable operating lease with an initial lease term in excess of one year. This lease expires on December 31, 2003 and future minimum lease payments under this lease are $44,232, all of which are payable in 2003. Rental expense under this operating lease was $44,232 in each of 2002 and 2001.

(3) Income Taxes

There is no provision for income taxes nor has any income tax expense (benefit) been recognized for the years ended December 31, 2002 and 2001 due to the utilization of net operating loss carryforwards.

Income tax expense (benefit) for financial reporting purposes differs from the amount determined by applying the federal statutory rate of 34% to income (loss) before income taxes due primarily to the effect of state income taxes and the change in the valuation allowance for deferred tax assets.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2002 and 2001 are presented below:

The valuation allowance for deferred tax assets as of December 31, 2002 and 2001 was $294,803 and $339,713, respectively. The net change in the total valuation allowance was a decrease of $44,910 and $60,623 for the years ended December 31, 2002 and 2001, respectively.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

At December 31, 2002, the Company has a net operating loss carryforward for income tax purposes of approximately $184,000 available to offset future taxable income. If not utilized, this loss carryforward will expire in 2020.

(4) Related Party Transactions

Effective September 1, 2002, the Company sold trade accounts receivable of $721,776, inventory of $105,281, and property and equipment with a net book value of $81,236 to an affiliated company in exchange for the assumption of accounts payable of $465,960 and the issuance of a note receivable for $361,097. The difference between the book value of the net assets sold and the consideration received from the affiliated company was recorded as a charge to accumulated deficit of $81,236. The note receivable is payable on demand by the Company, along with any accrued interest. The results of operations related to the product lines sold have been excluded from the financial statements since the date of the sale.

At December 31, 2002, receivables from affiliated companies include a $300,000 advance made to an affiliated company. The Company also has $64,420 due to different affiliated companies for advances made to the Company.

At December 31, 2001, receivables from affiliated companies include trade receivables of $57,295 arising from sales to an affiliated company and $38,457 of advances to an affiliated company.

(5) Business and Credit Concentrations

The Company sells products to customers primarily located in the Southeastern United States and China. The Company performs ongoing credit evaluations of customers and generally does not require collateral. The Company estimates an allowance for doubtful accounts based on the credit worthiness of its customers as well as general economic conditions. Consequently, an adverse change in those factors could affect the Company’s estimate of its bad debts.

For the year ended December 31, 2002, the Company had net sales to four customers, each of which accounted for more than 5% of net sales, aggregating approximately $780,000 or 40% of net sales. Of this amount, $124,000 represents sales to an affiliated company. Concentration of credit risk with respect to trade accounts receivable is significant due to the small number of customers and their lack of dispersion across many geographic areas. The Company had three customers which accounted for approximately 80% of trade accounts receivable at December 31, 2002.

For the year ended December 31, 2001, the Company had net sales to three customers, each of which accounted for more than 5% of net sales, aggregating approximately $1,779,000 or 55% of net sales. Of this amount, $960,000 represents sales to an affiliated company. Concentration of credit risk with respect to trade accounts receivable is significant due to the small number of customers and their lack of dispersion across many geographic areas. The Company had five customers which accounted for approximately 63% of trade accounts receivable at December 31, 2001.

The Company contracts principally with one equipment builder for the manufacturing and assembly of certain diagnostic machines, based on the Company’s designs and specifications. The Company has entered into a contract manufacturing agreement with this equipment builder to manufacture the machine. Any interruption from this source would restrict the availability of the Company’s equipment, which could adversely affect operating results.

(6) Intangible Assets

Intangible assets, net at December 31, 2002 and 2001 consist of the following:

In connection with SFAS No. 142’s transitional goodwill impairment evaluation, the Statement required the Company to perform an assessment of whether there was an indication that goodwill was impaired as of the date of adoption. Based on this assessment, the Company wrote off the unamortized balance of goodwill of $38,909 as of January 1, 2002 and recorded this write-off as the cumulative effect of a change in accounting principle in the 2002 consolidated statement of operations.

The following table reconciles previously reported net income as if the provisions of SFAS No. 142 were in effect in 2001:

Aggregate amortization expense for intangible assets for the year ended December 31, 2002 was $75,000. Estimated amortization expense for 2003 is $37,500.

(7) Contingencies

In 2002, the Company signed an Agreement and Plan of Merger (the Agreement) with a publicly-traded buyer whereby the Company would merge with and into certain operations of the buyer. Such Agreement is currently being amended and restated with substantially similar terms. The majority shareholder of the Company is also a significant shareholder of the buyer. Pursuant to the Agreement, the Company will be obligated to pay a $300,000 "finders fee" to an affiliated company upon the successful closing of the transaction. During the year ended December 31, 2002, the Company incurred merger-related expenses totaling $125,746.

From time to time, the Company is involved in litigation in the normal course of business. Management believes that any costs resulting from such litigation will not have a significant adverse effect on the Company’s financial condition, results of operations, or liquidity.